                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)          JULY 1, 1998
                                                               ------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

         (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)



   LAWS OF THE UNITED STATES          33-99362                  76-0039224
   -------------------------          --------                  ----------
 (State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation or                                 Identification Number)
         organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                         19801
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(Address of principal executive offices)                            (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


FIRST USA BANK
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.   Other Events

     Effective July 1, 1998, with approval of the Office of the Comptroller of the Currency, First USA Bank, a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, converted from a Delaware chartered banking corporation to First USA Bank, National Association, (the "Bank"), a national banking association. The Bank is the transferor and servicer under the Pooling and Servicing Agreement, dated as of September 1, 1992, between the Bank, as transferor and servicer, and The Bank of New York (Delaware), as trustee, pursuant to which First USA Credit Card Master Trust was formed.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST USA BANK, NATIONAL ASSOCIATION
                                       As Servicer



                                       By:  /s/ Tracie H. Klein
                                          ------------------------------
                                                Tracie H. Klein
                                                Vice President



Date:  July 13, 1998
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